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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 26, 2002
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                       SANGUI BIOTECH INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

                   0-21271                           84-1330732
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          (Commission File Number)       (I.R.S. Employer Identification No.)

         1508 Brookhollow Drive, Suite 354, Santa Ana, California 92705
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               (Address of Principal Executive Offices) (Zip Code)


      (Registrant's telephone number, including area code) - (714) 429-7807
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

A press release regarding departure of the officers of the Company was issued on May 8, 2002, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

         99.1     Press Release dated May 8, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SANGUI BIOTECH INTERNATIONAL, INC.


         Dated: May 8, 2002                 By:   /s/ Wolfgang Barnikol
                                               ---------------------------------
                                                     Wolfgang Barnikol
                                                     President and CEO

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
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
  99.1       Press Release dated May 8, 2002.